                                                                   EXHIBIT 10.59

                                   EASEMENT

                                     FROM

                           BAYONNE INDUSTRIES, INC.

                               AND IMTT-BAYONNE

                                      TO

                         COGEN TECHNOLOGIES NJ VENTURE

                               OCTOBER 20, 1986


Record and return to:                      Prepared by:

                                           /s/ Meir Jeremy Ostow, Esq.
                                           -------------------------------
Martin L. Wiener, Esq.                     Meir Jeremy Ostow, Esq.
Kimmelman, Wolff & Samson                  Kimmelman, Wolff & Samson
280 Corporate Center                       280 Corporate Center
5 Becker Farm Road                         5 Becker Farm Road
Roseland, New Jersey 07068                 Roseland, New Jersey 07068

                                   EASEMENT

     THIS EASEMENT, made as of this 20th day of October, 1986, by and between

     BAYONNE INDUSTRIES, INC. ("BI"), a New Jersey corporation having an office at the Foot of East 22nd Street, Bayonne, New Jersey 07002, and IMTT-BAYONNE ("IMTT"), a Delaware partnership having its principal place of business at The Foot of East 22nd Street, Bayonne, New Jersey 07002 (collectively "Grantor") and

     COGEN TECHNOLOGIES NJ VENTURE, a New Jersey general partnership, c/o Cogen Technologies NJ, Inc., Managing Venturer having an office at 14614 Falling Creek Drive, Suite 212, Houston, Texas 77068 ("Grantee").

                             W I T N E S S E T H:

     WHEREAS, Grantor has previously sold to Grantee certain boilers and appurtenant structures and equipment (the "Steam Producing Facilities") located in a certain boiler house owned by BI and leased to IMTT (the "Boiler House"); and

     WHEREAS, the Boiler House is located on land owned by BI and leased to IMTT ("Bayonne Facility"); and

     WHEREAS, Grantor and Grantee have entered into a Lease Agreement dated October 18, 1986 (the "Lease Agreement") whereby Grantor has leased to Grantee a portion of the Bayonne Facility (the "Demised Premises"); and

     WHEREAS, pursuant to a certain steam sale agreement dated June 13, 1985, as amended, and steam producing facilities lease dated May 22, 1986 between IMTT and Grantee, as assignee of Cogen Technologies NJ, Inc. (collectively the "Agreements"), Grantee has certain rights and obligations with regard to the operation and maintenance of the Steam Producing Facilities; and

     WHEREAS, in order to operate and maintain the Steam Producing Facilities and exercise its rights and carry out its obligations under the Agreements, it will be necessary for Grantee to enter upon the Bayonne Facility and the Boiler House; and

     WHEREAS, the Lease Agreement requires Grantor to provide Grantee ingress and egress to the Demised Premises;

     NOW, THEREFORE, in consideration of the sum of $1.00 and for other good and valuable consideration, receipt of which is hereby acknowledged by Grantor,

     (i) Grantor hereby grants, bargains, sells and conveys unto Grantee and its successors and assigns a non-exclusive easement and right-of-way over the Bayonne Facility and in and about the Boiler House as particularly described in Exhibit A annexed hereto and incorporated herein by reference; and

     (ii) hereby grants unto Grantee and its successors and assigns a non-exclusive license to enter into and use those areas of the Boiler House in which the Steam Producing Facilities are located and all structure appurtenant thereto required by Grantee in order to operate and maintain the Steam Producing Facilities and exercise its rights under the Agreements.

     The grant of this Easement is conditioned upon Grantee and its successors and assigns agreement to repair any damage to the Bayonne Facility resulting from Grantee's actions under this Easement.

     The Easement, rights-of-way and licenses granted hereunder shall be deemed covenants running with the land for the benefit of Grantee and its successors and assigns as permitted under the Agreements, but not for the benefit of any other party, and shall terminate and be of no further force and effect from and after twelve (12) months after the date of termination of the Lease Agreement in accordance with their terms.

     IN WITNESS WHEREOF, the Grantor hereto has caused this Easement to be signed and attested by its duly authorized corporate officers on the day and year first above written.

[SEAL]

ATTEST:                                 BAYONNE  INDUSTRIES, INC.


/s/ Bertrand F. Artigues                /s/ Richard B. Jurisich
----------------------------            -----------------------------
Bertrand F. Artigues                    Richard B. Jurisich
Assistant Secretary                     Executive Vice President/
                                         Secretary


WITNESS:                                IMTT-BAYONNE

/s/ Bertrand F. Artigues                /s/ Richard B. Jurisich
----------------------------            -----------------------------
Bertrand F. Artigues                    Richard B. Jurisich
                                        Secretary

STATE OF LOUISIANA
PARISH OF ORLEANS

          BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for said Parish and State, personally came and appeared Richard
B. Jurisich, to me known, who declared and acknowledged to me, Notary, and the undersigned competent witnesses that he is the Secretary of IMTT Bayonne, that as such duly authorized officer, by and with the authority of the Partnership Committee of said partnership, he signed and executed the foregoing instrument, as the free and voluntary act and deed of the said partnership, for and on behalf of the said partnership and for the objects and purposes therein set forth.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this 20th day of October, 1986.

WITNESSES:

/s/ MARGARET E. TROSCLAIR
-----------------------------
MARGARET E. TROSCLAIR

                                         /s/ RICHARD B. JURISICH
/s/ CAROLE F.  BLACKLEDGE                -----------------------------
-----------------------------            RICHARD B. JURISICH
CAROLE F.  BLACKLEDGE                    Secretary


                        /s/ CHARLES B. JOHNSON
                        -----------------------------
                        NOTARY PUBLIC
                        CHARLES B. JOHNSON

STATE OF LOUISIANA
PARISH OF ORLEANS

          BEFORE ME, the undersigned Notary Public, duly commission and qualified in and for said Parish and State, personally came and appeared Richard B. Jurisich, to me known, who declared and acknowledged to me, Notary, and the undersigned competent witnesses that he is the Executive Vice President of Bayonne Industries, Inc., that as such duly authorized officer, by and with the authority of the Board of Directors of said corporation, he signed and executed the foregoing instrument, as the free and voluntary act and deed of the said corporation, for and on behalf of the said corporation and for the objects and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this 20th day of October, 1986.

WITNESSES:

/s/ MARGARET E. TROSCLAIR
-----------------------------
MARGARET E. TROSCLAIR

                                         /s/ RICHARD B. JURISICH
/s/ CAROLE F.  BLACKLEDGE                -----------------------------
-----------------------------            RICHARD B. JURISICH
CAROLE F.  BLACKLEDGE                    Secretary


                        /s/ CHARLES B. JOHNSON
                        -----------------------------
                        NOTARY PUBLIC
                        CHARLES B. JOHNSON

                   DESCRIPTION OF A PROPOSED ACCESS EASEMENT
                      THROUGH LANDS OF BAYONNE INDUSTRIES
                  CITY OF BAYONNE, HUDSON COUNTY, NEW JERSEY

BEGINNING at a point in the southerly right-of-way line of East Twenty-second Street where the same is intersected by the westerly line of lands now or formerly Southern Cotton Oil Company, as shown on a map entitled "Map Showing Proposed Access Easement for Bayonne Industries, City of Bayonne, Hudson County, New Jersey" revised dated October 23, 1986, prepared by Hirth Weidener Associates and running; thence,

1. South 5 degrees 38' 40.8" West, along said westerly line of lands now or formerly Southern Cotton Oil Company, distant 248.18 feet to a point; thence,

2. South 84 degrees 21' 19.2" East, along the southerly line of the aforesaid Southern Cotton Oil Company, distant 19.87 feet to a point in the easterly line of a proposed 20 foot wide access easement; thence,

3. South 3 degrees 17' 01" East, along said easterly line, distant 281.10 feet to a point; thence,

4. South 4 degrees 36' 12" East, continuing along the same, distant 303.68 feet to a point; thence,

5. South 12 degrees 36' 58" East, still along the same, distant 233.20 feet to a point; thence,

6. South 6 degrees 27' 25" East, still along the said easterly line of a proposed 20 foot wide access easement, distant 185.47 feet to a point in the northerly line of lands now or formerly Bayonne Industries and the southerly line of the Central Railroad of New Jersey, Constable Hook Branch; thence,

7. North 84 degrees 21' 19" West, along said southerly line of the Central Railroad of New Jersey, distant 20.46 feet to a point in the westerly line of the proposed 20 foot wide access easement; thence,

8. North 6 degrees 27' 25" West, along said westerly line, distant 180.10 feet to a point; thence,

9. North 12 degrees 36' 58" West, still along the same, distant 233.53 feet to a point; thence,

10. North 4 degrees 36' 12" West, continuing said westerly line, distant 305.31 feet to a point; thence,

11. North 3 degrees 17' 01" West, still along said westerly line of the 20 foot wide access easement, distant 223.38 feet to a point; thence,

                                   EXHIBIT A

12. North 34 degrees 49' 18" West, distant 161.13 feet to a point in the easterly line of lands now or formerly Kenrich Petrochemicals, Inc.; thence,

13. North 7 degrees 19' 21.8" East, along said easterly line of lands now or formerly Kenrich Petrochemicals, Inc., distant 184.69 feet to a point in the southerly right-of-way line of Hook Road; thence,

14. South 82 degrees 41' 49.2" East, along said southerly right-of-way line, distant 20.07 feet to a street line jog; thence,

15. North 5 degrees 38' 40.8" East, distant 1.92 feet to a point in the southerly right-of-way line of the aforesaid East Twenty-second Street; thence,

16. South 84 degrees 21' 19.2" East, distant 70.00 feet to the above described point or place of BEGINNING.

The above description is intended to be an easement having a variable to 20 foot width which crosses lands of Bayonne Industries from East Twenty-second Street in a southerly direction to the southerly line of Central Railroad of New Jersey, Constable Hook Branch, all is shown on the above recited map.

The crossing of the lands of Central Railroad of New Jersey, Constable Hook Branch by courses 6 and 8 does not imply ownership in said lands and is subject to crossing agreement cited under Rights and Easements as number 10 on the aforementioned map.

Revised October 23, 1986


                                   EXHIBIT A

             DESCRIPTION OF A PROPOSED 20 FOOT WIDE ACCESS EASEMENT
                                THROUGH LANDS OF
                               BAYONNE INDUSTRIES
                   CITY OF BAYONNE, HUDSON COUNTY, NEW JERSEY

BEGINNING at a point in the southerly right-of-way line of Central Railroad of New Jersey, Constable Hook Branch, where the same is intersected by the westerly line of a proposed 20 foot wide access easement, said point of beginning being the following courses and distances from where the southerly right-of-way line of Hook Road is intersected by the easterly line of lands now or formerly Kenrich Petrochemicals, Inc. and from said point running; thence,

A. South 7 degrees 19' 21.80" West, along said easterly line of lands now or formerly Kenrich Petrochemicals, Inc., distant 184.69 feet to a point; thence,

B.  South 34 degrees 49' 18" East, distant 161.13 feet to a point; thence,

C.  South 3 degrees 17' 01" East, distant 223.38 feet to a point; thence,

D.  South 4 degrees 36' 12" East, distant 305.31 feet to a point; thence,

E.  South 12 degrees 36' 58" East, distant 233.53 feet to a point; thence,

F. South 6 degrees 27' 25" East, distant 180.10 feet to a point and the place of BEGINNING and running; thence,

1. South 84 degrees 21' 19" East, along said southerly line of the Central Railroad of New Jersey, Constable Hook Branch, distant 20.46 feet to a point; thence,

2. South 6 degrees 27' 25" East, along the easterly line of the proposed easement, distant 40.99 feet to a bend point; thence,

3.  South 51 degrees 15' 32" East, distant 167.90 feet to a point; thence,

4. South 88 degrees 43' 55" East, along the northerly line of said access easement, distant 240.55 feet to a point; thence,

5. South 62 degrees 22' 50" East, continuing along the same, distant 128.36 feet to a point; thence,

6. South 5 degrees 41' 10" West, along the easterly line of said access easement, distant 570.09 feet to a point; thence,

7. South 28 degrees 32' 04" East, still along said easterly line of the proposed access easement, distant 524.82 feet to a point; thence,

                                   EXHIBIT A

8. South 66 degrees 07' 15" West, distant 29.69 feet to a point in the easterly side of a proposed boiler building easement; thence,

9. North 23 degrees 15' 59" West, along said easterly line of said boiler house lease, distant 20.00 feet to a point; thence,

10. North 66 degrees 07' 15" East, 20 foot offset and parallel with course 8 above, distant 7.78 feet to a point; thence,

11. North 28 degrees 32' 04" West, along the westerly line of proposed access easement, 20 foot distant and at right angles from course number 7, distant
    486.75 feet to a point; thence,

12. South 72 degrees 49' 49" West, along the southerly line of proposed access easement, distant 195.77 feet to a point; thence,

13. North 22 degrees 10' 53" West, continuing along said access easement, distant 266.51 feet to a point; thence,

14. North 82 degrees 57' 54" West, along the southerly line of said access easement, distant 359.51 feet to a point; thence,

15. North 59 degrees 19' 12" West, continuing the same, distant 161.75 feet to a point; thence,

16. North 79 degrees 44' 18" West, still along said access easement, distant
    118.33 feet to a point; thence,

17. North 5 degrees 33' 58" East, along said access easement, distant 50.98 to a point; thence,

18. South 84 degrees 26' 02" East, along the southerly line of the proposed lease parcel, distant 20.00 feet to a point; thence,

19. South 5 degrees 33' 58" West, distant 32.56 feet; thence,

20. South 79 degrees 44' 18" East, along the northerly line of the proposed access easement, distant 103.50 feet to a point; thence,

21. South 59 degrees 19' 12" East, still along said northerly line, distant
    161.16 feet to a point; thence,

22. South 82 degrees 57' 54" East, continuing said northerly line, distant
    331.80 feet to a point of intersection; thence,

23. North 4 degrees 47' 49" East, along the westerly line of a proposed 20 foot wide access easement, distant 263.91 feet to a point; thence,

                                   EXHIBIT A

24. North 4 degrees 22' 54" West, continuing the same, distant 155.20 feet to a point in the southwesterly line of said access easement; thence,

25. North 51 degrees 15' 32" West, along the same, distant 144.48 feet to a point; thence,

26. South 44 degrees 40' 00" West, 181.65 feet to a point in the northeasterly side of the previously described proposed lease parcel; thence,

27. North 36 degrees 03' 14" West, along said northeasterly line, distant 17.51 feet to a bend point; thence,

28. North 84 degrees 26' 02" West, along the same, distant 3.50 feet to a point in the northwesterly line of the proposed access easement; thence,

29. North 44 degrees 40' 00" East, along the same, distant 178.96 feet to a point; thence,

30. North 51 degrees 15' 32" West, still along said access easement, distant
    2.89 feet to an angle point; thence,

31. North 6 degrees 27' 25" West, still along the westerly line of the proposed access easement, distant 53.52 feet to a point in the southerly boundary of the Central Railroad of New Jersey, Constable Hook Branch; said point being the above described point or place of BEGINNING.


Excluding there from the following parcel which is totally surrounded by said access easements as shown on the previously described map beginning a point in a northerly line of a 20 foot wide access easement where the same is intersected by the easterly line of 20 foot wide access easement and running; thence,

1. North 4 degrees 47' 49" East, parallel with and distant from course number 23 previously described, distant 266.29 feet to a point; thence,

2. North 4 degrees 22' 54" West, still along the same and parallel with course number 24 previously described, distant 145.38 feet to a point; thence,

3. South 88 degrees 43' 55" East, parallel with and distant 20 foot from course number 4 previously described, distant 233.89 feet to a point; thence,

4. South 62 degrees 22' 50" East, parallel with and 20 foot distant from course number 5 above, distant 110.17 feet to a point; thence,

5. South 5 degrees 41' 10" West, continuing along the same being 20 foot distant from and parallel with course number 6 previously described, distant
    545.11 feet; thence,

                                   EXHIBIT A

6. South 72 degrees 49' 49" West, parallel with and 20 foot distant from course number 12 previously described, distant 183.54 feet to a point; thence,

7. North 22 degrees 10' 53" West, 20 foot distant from and parallel with course number 13 previously described, distant 259.92 feet to a point; thence,

8. North 82 degrees 57' 54" West, parallel with and distant 20 feet at right angles to course number 14 previously described, distant 15.23 feet to above described point or place of BEGINNING.

Revised October 23, 1986


                                   EXHIBIT A

                                FIRST AMENDMENT

                                      TO

                                   EASEMENT

                                     FROM

                           BAYONNE INDUSTRIES, INC.

                               AND IMTT-BAYONNE

                                      TO

                         COGEN TECHNOLOGIES NJ VENTURE

                               DECEMBER 15, 1988



Record and Return to:                         Prepared by:

Martin L. Wiener, Esq.                        Martin L. Wiener, Esq.
Kimmelman, Wolff & Samson                     Kimmelman, Wolff & Samson
5 Becker Farm Road                            5 Becker Farm Road
Roseland, New Jersey 07068                    Roseland, New Jersey 07068

                          FIRST AMENDMENT TO EASEMENT

         THIS FIRST AMENDMENT TO EASEMENT (this "First Amendment"), made as of the 15th day of December, 1988, by and between BAYONNE INDUSTRIES, INC. ("BI"), a New Jersey corporation having an office at the Foot of East 22nd Street, Bayonne, New Jersey 07002, and IMTT-BAYONNE ("IMTT"), a Delaware partnership having its principal place of business at the Foot of East 22nd Street, Bayonne, New Jersey 07002 (BI and IMTT herein together called "Grantor"), and COGEN TECHNOLOGIES NJ VENTURE, a New Jersey general partnership, c/o Cogen Technologies NJ, Inc., Managing Venturer, having an office at 1600 Smith Street, Suite 5000, Houston, Texas 77002 ("Grantee"),

                              W I T N E S S E T H

         WHEREAS, Grantor, as "Grantor" therein, executed and delivered unto Grantee, as "Grantee" therein, that certain Easement dated as of October 20, 1986 (the "Original Easement"), recorded in Deed Book 3634, Page 59 in the Hudson County Register's Office, Hudson County, New Jersey, to which Original Easement and its record reference is here made for all purposes; and

         WHEREAS, under the Original Easement, Grantor granted unto Grantee a non-exclusive access easement and right-of-way over a certain tract of land (the "Original Access Tract"), being more particularly described in Exhibit A attached hereto and made a part hereof for all purposes; and

         WHEREAS, Grantor and Grantee desire to amend the Original Easement so as to change the location of the access easement granted therein;

         NOW, THEREFORE, for and in consideration of the premises and mutual promises contained herein, Grantor and Grantee covenant and agree that, effective as of the date first above written, the Original Easement shall be amended by deleting the reference to and description of the Original Access Tract and replacing it with a reference to and description of that certain tract of land (the "Revised Access Tract"), being more particularly described in Exhibit B attached hereto and made a part hereof for all purposes.

         In furtherance of the foregoing, Grantor hereby grants, bargains, sells and conveys unto Grantee and its successors and assigns a non-exclusive easement and right-of-way over and upon the Revised Access Tract, and Grantee releases and relinquishes in favor of Grantor any right, title, or interest of Grantee in or to the Original Access Tract.

         Except as specifically provided herein, the Original Easement shall continue in full force and effect, and Grantor and Grantee ratify, adopt, and confirm the Original Easement as amended hereby.

         IN WITNESS WHEREOF, the Grantor has caused this First Amendment to be signed and attested by its duly authorized corporate officers on the day and year first above written.

(SEAL]

ATTEST:                                 BAYONNE INDUSTRIES, INC.

By: /s/ Bertrand F. Artigues            By: /s/ Richard B. Jurisich
   --------------------------              ------------------------
Name: Bertrand F. Artigues              Name: Richard B. Jurisich
Title: Assistant Secretary              Title: Vice President


WITNESSES:                              IMTT-BAYONNE

/s/ Margaret E. Trosclair               By: /s/ Richard B. Jurisich
---------------------------                ----------------------------
Margaret E. Trosclair                   Name: Richard B. Jurisich
                                        Title: Chief Operating Officer


/s/ Carole F. Blackledge                                      "GRANTOR"
---------------------------
Carole F. Blackledge                    COGEN TECHNOLOGIES NJ VENTURE

                                        By:  Cogen Technologies NJ, Inc.,
                                             Managing Venturer

                                        By: /s/ Lawrence Thomas
                                        Name: Lawrence Thomas
                                        Title: Vice President

                                                               "GRANTEE"

STATE OF LOUISIANA
PARISH OF ORLEANS

         BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for said Parish and State, personally came and appeared RICHARD
B. JURISICH, to me known, who declared and acknowledged to me, Notary and the undersigned competent witnesses that he is the Vice President of BAYONNE INDUSTRIES, INC., a New Jersey corporation, that as such duly authorized officer, by and with the authority of the Board of Directors of said corporation, he signed and executed the foregoing instrument, as the free and voluntary act and deed of said corporation, for and on behalf of the said corporation and for the objects and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this 28th day of December, 1988.


WITNESSES:

/s/ Margaret E. Trosclair               By: /s/ Richard B. Jurisich
---------------------------                ---------------------------
Margaret E. Trosclair                   Name: Richard B. Jurisich
                                        Title: Vice President

/s/ Carole F. Blackledge
---------------------------
Carole F. Blackledge


                          /S/ SIGNATURE APPEARS HERE
                      ----------------------------------
                                 NOTARY PUBLIC

STATE OF LOUISIANA
PARISH OF ORLEANS


         BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for said Parish and State, personally came and appeared RICHARD
B. JURISICH, to me known, who declared and acknowledged to me, Notary, and the undersigned competent witnesses that he is the Chief Operating Officer of IMTT-BAYONNE, that as such duly authorized officer, by and with the authority of the Partnership Committee of said partnership, he signed and executed the foregoing instrument, as the free and voluntary act and deed of said partnership, for and on behalf of the said partnership and for the objects and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this 28th day of December, 1988.


WITNESSES:

/s/ Margaret E. Trosclair               By: /s/ Richard B. Jurisich
---------------------------                -----------------------------
Margaret E. Trosclair                   Name: Richard B. Jurisich
                                        Title: Chief Operating Officer


/s/ Carole F. Blackledge
---------------------------
Carole F. Blackledge


                          /S/ SIGNATURE APPEARS HERE
                      ----------------------------------
                                 NOTARY PUBLIC

STATE OF NEW YORK
COUNTY OF NEW YORK


        BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for said County and State, personally came and appeared LAWRENCE THOMAS, to me known, who declared and acknowledged to me, Notary, and the undersigned competent witnesses that he is the Vice President of Cogen Technologies NJ, Inc. a Delaware corporation, Managing Venturer of COGEN TECHNOLOGIES NJ VENTURE, a New Jersey general partnership, that as such duly authorized officer, by and with the authority of the Board of Directors of said corporation, he signed and executed the foregoing instrument, as the free and voluntary act and deed of said corporation, for and on behalf of the said corporation, in said corporation's capacity as Managing Venturer of the aforementioned partnership, as the voluntary act and deed of said partnership, for and on behalf of said partnership, and for the objects and purposes therein set forth.

        IN WITNESS WHEREOF, I have hereunto set my hand and official seal and the said appearer and the said witnesses have hereunto affixed their signatures this 29th day of December, 1988.


WITNESSES:

/S/ SIGNATURE APPEARS HERE             By: /s/ LAWRENCE THOMAS
-------------------------------        Name:  Lawrence Thomas
                                       Title: Vice President
/S/ SIGNATURE APPEARS HERE
-------------------------------


                          /S/ SIGNATURE APPEARS HERE
                        -------------------------------
                                 NOTARY PUBLIC

                   DESCRIPTION OF A PROPOSED ACCESS EASEMEMT
                      THROUGH LANDS OF BAYONNE INDUSTRIES
                   CITY OF BAYONNE, HUDSON COUNTY, NEW JERSEY

BEGINNING at a point in the southerly right-of-way line of East Twenty-second Street where the same is intersected by the westerly line of lands now or formerly Southern Cotton Oil Company, as shown an a map entitled "Map Showing Proposed Access Easement for Bayonne Industries, City of Bayonne, Hudson County, New Jersey" revised dated October 23, 1986, prepared by Hirth Weidner Associates and running; thence,

1. South 5 degrees 38' 40.8" West, along said westerly line of lands now or formerly Southern Cotton Oil Company, distant 248.18 feet to a point; thence,

2. South 84 degrees 21' 19.2" East, along the southerly line of the aforesaid Southern Cotton Oil Company, distant 19.87 feet to a point in the easterly line of a proposed 20 foot wide access easement; thence,

3. South 3 degrees 17' 01" East, along said easterly line, distant 281.10 feet to a point; thence,

4. South 4 degrees 36' 12" East, continuing along the same, distant 303.68 feet to a point; thence,

5. South 12 degrees 36' 58" East, still along the same, distant 233.20 feet to a point; thence,

6. South 6 degrees 27' 25" East, still along the said easterly line of a proposed 20 foot wide access easement, distant 185.47 feet to a point in the northerly line of lands now or formerly Bayonne Industries and the southerly line of the Central Railroad of New Jersey, Constable Hook Branch; thence,

7. North 84 degrees 21' 19" West, along said southerly line of the Central Railroad of New Jersey, distant 20.46 feet to a point in the westerly line of the proposed 20 foot wide access easement; thence,

8. North 6 degrees 27' 25" West, along said westerly line, distant 180.10 feet to a point; thence,

9. North 12 degrees 36' 58" West, still along the same, distant 233.53 feet to a point; thence,

10. North 4 degrees 36' 12" West, continuing said westerly line, distant 305.31 feet to a point; thence,

11. North 3 degrees 17' 01" West, still along said westerly line of the 20 foot wide access easement, distant 223.38 feet to a point; thence,

                                   EXHIBIT A

12. North 34 degrees 49' 18" West, distant 161.13 feet to a point in the easterly line of lands now or formerly Kenrich Petrochemicals, Inc.; thence,

13. North 7 degrees 19' 21.8" East, along said easterly line of lands now or formerly Kenrich Petrochemicals, Inc., distant 184.69 feet to a point in the southerly right-of-way Line of Hook Road; thence,

14. South 82 degrees 41' 49.2' East, along said southerly right-of-way line, distant 20.07 feet to a street line jog; thence,

15. North 5 degrees 38' 40.8" East, distant 1.92 feet to a point in the southerly right-of-way line of the aforesaid East Twenty-second Street; thence,

16. South 84 degrees 21' 19.2" East, distant 70.00 feet to the above described point or place of BEGINNING.

The above description is intended to be an easement having a variable to 20 foot width which crosses lands of Bayonne Industries from East Twenty-second Street in a southerly direction to the southerly line of Central Railroad of New Jersey, Constable Hook Branch, all is shown on the above recited map.

The crossing of the lands of Central Railroad of New Jersey, Constable Hook Branch by courses 6 and 8 does not imply ownership in said lands and is subject to crossing agreement cited under Rights and Easements as number 10 on the aforementioned map.

Revised October 23, 1986

                                   EXHIBIT A

             DESCRIPTION OF A PROPOSED 20 FOOT WIDE ACCESS EASEMENT
                                THROUGH LANDS OF
                               BAYONNE INDUSTRIES
                   CITY OF BAYONNE, HUDSON COUNTY, NEW JERSEY

BEGINNING at a point in the southerly right-of-way line of Central Railroad of New Jersey, Constable Hook Branch, where the same is intersected by the westerly line of a proposed 20 foot wide access easement, said point of beginning being the following courses and distances from where the southerly right-of-way line of Hook Road is intersected by the easterly line of lands now or formerly Kenrich Petrochemicals, Inc. and from said point running; thence,

A. South 7 degrees 19' 21.8" West, along said easterly line of lands now or formerly Kenrich Petrochemicals, Inc., distant 184.69 feet to a point; thence,

B.  South 34 degrees 49' 18" East, distant 161.13 feet to a point; thence,

C.  South 3 degrees 17' 01" East, distant 223.38 feet to a point; thence,

D.  South 4 degrees 36' 12" East, distant 305.31 feet to a point; thence,

E.  South 12 degrees 36' 58" East, distant 233.53 feet to a point; thence,

F. South 6 degrees 27' 25" East, distant 180.10 feet to a point and the place of BEGINNING and running; thence,

1. South 84 degrees 21' 19" East, along said southerly line of the Central Railroad of New Jersey, Constable Hook Branch, distant 20.46 feet to a point; thence,

2. South 6 degrees 27' 25" East, along the easterly line of the proposed easement, distant 40.99 feet to a bend point; thence,

3.  South 51 degrees 15' 32" East, distant 167.90 feet to a point; thence,

4. South 88 degrees 43' 55" East, along the northerly line of said access easement, distant 240.55 feet to a point; thence,

5. South 62 degrees 22' 50" East, continuing along the same, distant 128.36 feet to a point; thence,

6. South 5 degrees 41' 10" West, along the easterly Line of said access easement, distant 570.09 feet to a point; thence,

7. South 28 degrees 32' 04" East, still along said easterly line of the proposed Access easement, distant 524.82 feet to a point; thence,

                                   EXHIBIT A

8. South 66 degrees 07' 15" West, distant 29.69 feet to a point in the easterly. side of a proposed boiler building easement; thence,

9. North 23 degrees 15' 59" West, along said easterly line of said boiler house lease, distant 20.00 feet to a point; thence,

10. North 66 degrees 07' 15" East, 20 foot offset and parallel with course 8 above, distant 7.78 feet to a point; thence,

11. North 28 degrees 32' 04" West, along the westerly line of proposed access easement, 20 foot distant and at right angles from course number 7, distant
    486.75 feet to a point; thence,

12. South 72 degrees 49' 49" West, along the southerly line of proposed access easement, distant 195.77 feet to a point; thence,

13. North 22 degrees 10' 53" West, continuing along said access easement, distant 266.51 feet to a point; thence,

14. North 82 degrees 57' 54" West, along the southerly line of said access easement, distant 359.51 feet to a point; thence,

15. North 59 degrees 19' 12" West, continuing the same, distant 161.75 feet to a point; thence,

16. North 75 degrees 44' 18" West, still along said access easement, distant
    118.33 feet to a point; thence,

17. North 5 degrees 33' 58" East, along said access easement, distant 50.98 to a point; thence,

18. South 84 degrees 26' 02" East, along the southerly line of the proposed lease parcel, distant 20.00 feet to a point, thence,

19. South 5 degrees 33' 58" West, distant 32.56 feet; thence,

20. South 79 degrees 44' 18" East, along the northerly line of the proposed access easement, distant 103.50 feet to a point; thence,

21. South 59 degrees 19' 12" East, still along said northerly line, distant
    161.16 feet to a point; thence,

22. South 82 degrees 57' 54" East, continuing said northerly line, distant
    331.80 feet to a point of intersection; thence,

23. North 4 degrees 47' 49" East, along the westerly line of a proposed 20 foot wide access easement, distant 263.91 feet to a point; thence,

                                   EXHIBIT A

24. North 4 degrees 22' 54" West, continuing the same, distant 155.20 feet to a point in the southwesterly line of said access easement; thence,

25. North 51 degrees 15' 32" West, along the same, distant 144.48 feet to a point; thence,

26. South 44 degrees 40' 00" West, 181.65 feet to a point in the northeasterly side of the previously described proposed lease parcel; thence,

27. North 36 degrees 03' 14" West, along said northeasterly line, distant 17.51 feet to a bend point; thence,

28. North 84 degrees 26' 02" West, along the same, distant 3.50 feet to a point in the northwesterly line of the proposed access easement; thence,

29. North 44 degrees 40' 00" East, along the same, distant 178.96 feet to a point; thence,

30. North 51 degrees 15' 32" West, still along said access easement, distant
    2.89 feet to an angle point; thence,

31. North 6 degrees 27' 25" West, still along the westerly line of the proposed access easement, distant 53.52 feet to a point in the southerly boundary of the Central Railroad of New Jersey, Constable Hook Branch; said point being the above described point or place of BEGINNING.

Excluding there from the following parcel which is totally surrounded by said access easements as shown on the previously described map beginning a point in a northerly line of a 20 foot wide access easement where the same is intersected by the easterly line of 20 foot wide access easement and running; thence,

1. North 4 degrees 47' 49" East, parallel with and distant from course number 23 previously described, distant 266.29 feet to a point; thence,

2. North 4 degrees 22' 54" West, still along the same and parallel with course number 24 previously described, distant 145.38 feet to a point; thence,

3. South 88 degrees 43' 55" East, parallel with and distant 20 foot from course number 4 previously described, distant 233.89 feet to a point;
    thence,

4. South 62 degrees 22' 50" East, parallel with and 20 foot distant from course number 5 above, distant 110.17 feet to a point; thence,

5. South 5 degrees 41' 10" West, continuing along the same being 20 foot distant from and parallel with course number 6 previously described, distant
    545.11 feet; thence,

                                   EXHIBIT A

6. South 72 degrees 49' 49" West, parallel with and 20 foot distant from course number 12 previously described, distant 183.54 feet to a point; thence,

7. North 22 degrees 10' 53" West, 20 foot distant from and parallel with course number 13 previously described, distant 259.92 feet to a point; thence,

8. North 82 degrees 57' 54" West, parallel with and distant 20 feet at right angles to course number 14 previously described, distant 15.23 feet to above described point or place of BEGINNING.

Revised October 23, 1986

                                   EXHIBIT A

BEGINNING at a point in the southerly right-of -way line of East Twenty-second Street where the same is intersected by the westerly line of lands now or formerly Southern Cotton Oil Company, as shown on a map entitled "Map Showing Proposed Access Easement for Bayonne Industries, City of Bayonne, Hudson County, New Jersey" revised dated October 23, 1986. prepared by Hirth Weidener Associates and running; thence,

(1) South 5 degrees 38 minutes 40.8 seconds West, along said westerly line of lands now or formerly Southern Cotton Oil Company, distant 248.18 feet to a point; thence

(2) South 84 degrees 21 minutes 19.2 seconds East, along the southerly line of the aforesaid Southern Cotton Oil Company, distant 19.87 feet to a point in the easterly line of a proposed 20 foot wide access easement; thence,

(3) South 3 degrees 17 minutes 01 seconds East, along said easterly line, distant 281.10 feet to a point; thence,

(4) South 4 degrees 36 minutes 12 seconds East, continuing along the same, distant 303.68 feet to a point; thence.

(5) South 12 degrees 36 minutes 58 seconds East, still along the same, distant
233.20 feet to a point; thence.

(6) South 6 degrees 27 minutes 25 seconds East, still along the said easterly line of a proposed 20 foot wide access easement, distant 185.47 feet to a point in the northerly Line of lands now or formerly Bayonne Industries and the southerly line of the Central Railroad of New Jersey, Constable Hook Branch; thence,

(7) North 84 degrees 21 minutes 19 seconds West, along said southerly line of the Central Railroad of New Jersey, distant 20.46 feet to a point in the westerly line of the proposed 20 foot wide access easement; thence,

(8) North 6 degrees 27 minutes 25 seconds West, along said westerly line, distant 180.10 feet to a point; thence,

                                   EXHIBIT B

(9) North 12 degrees 36 minutes 58 seconds West, still along the same, distant
233.53 feet to a point; thence,

(10) North 4 degrees 36 minutes 12 seconds West, continuing said westerly line, distant 305.31 feet to a point; thence,

(11) North 3 degrees 17 minutes 01 seconds West, still along said westerly line of the 20 foot wide access easement, distant 223.38 feet to a point; thence,

(12) North 34 degrees 49 minutes 18 seconds West, distant 161.13 feet to a point in the easterly line of lands now or formerly Kenrich Petrochemicals, Inc.; thence,

(13) North 7 degrees 19 minutes 21.8 seconds East, along said easterly line of lands now or formerly Kenrich Petrochemicals, Inc., distant 184.69 feet to a point in the southerly right-of-way line of Hook Road; thence.

(14) South 82 degrees 41 minutes 49.2 seconds East, along said southerly right-of-way line, distant 20.07 feet to a street line jog; thence,

(15) North 5 degrees 38 minutes 40.8 seconds East, distant 1.92 feet to a point in the southerly right-of-way line of the aforesaid East Twenty-second Street; thence,

(16) South 84 degrees 21 minutes 19.2 seconds East, distant 70.00 feet to the above described point or place of BEGINNING.

   THE above description is intended to be an easement having a variable to 20 foot width which crosses lands of Bayonne Industries from East Twenty-second Street in a southerly direction to the southerly Line of Central Railroad of New Jersey, Constable Hook Branch, all is shown on the above recited map.

   THE crossing of the lands of Central Railroad of New Jersey, Constable Hook Branch by courses 6 and 8 does not imply ownership in said land and is subject to crossing agreement cited under Rights and Easements as number 10 on the aforementioned map. Revised October 23, 1986.

                                   EXHIBIT B

                   DESCRIPTION OF A PROPOSED ACCESS EASEMENT
                               THROUGH LANDS OF
                              BAYONNE INDUSTRIES
                  CITY OF BAYONNE, HUDSON COUNTY, NEW JERSEY

BEGINNING at a point in the southerly right-of-way line of Central Railroad of New Jersey, Constable Hook Branch, where the same is intersected by the westerly line of a proposed access easement, said point of beginning being the following courses and distances from where the southerly right-of-way line of Hook Road is intersected by the easterly line of lands now or formerly Kenrich Petrochemicals, Inc. and from said point running; thence.

A. South 7 degrees 19' 21.8" West, along said easterly line of lands nor or formerly Kenrich Petrochemicals, Inc. distant 184.69 feet to a point; thence,

B.    South 34 degrees 49' 18" East, distant 161.13 feet to a point; thence,

C.    South 3 degrees 17' 01" East, distant 223.38 feet to a point; thence,

D.    South 4 degrees 36' 12" East, distant 305.31 feet to a point; thence,

E.    South 12 degrees 36' 58" East, distant 233.53 feet to a point; thence,

F. South 6 degrees 27' 25" East, distant 180-10 feet to a point and the place of BEGINNING and running; thence,

1. South 6 degrees 27' 25" East, along the easterly line of the said proposed access easement, 26.96 feet to a point; thence,

2. South 34 degrees 36' 14" West, continuing along the easterly line of said proposed access easement, 14.77 feet to a point on a curve to the right; thence,

3. Along a nontangent curve to the right having a chord bearing South 67 degrees 47' 46" West, a chord length of 46.82 feet, a radius of 37.78 feet, an arc length of 50.49 feet, to a point; thence,

4. North 81 degrees 21' 30" West, along the southerly line of said proposed access easement, 319.40 feet to a point of curvature; thence,

                                   EXHIBIT B

5. Along a nontangent curve to the left, having a chord bearing of South 66 degrees 24' 31" West, a chord length of 60.84 feet, a radius of 52.01 feet, an arc length of 64.99 feet to a point; thence,

6. South 10 degrees 47' 52" West, distant 24.28 feet to a point on the northerly line of a proposed lease area, containing 4.463 acres as shown on a map entitled "Proposed Access Easement and Lease Area for Cogen Technologies/New Jersey Venture" dated as revised December 20, 1988 and prepared by Hirth Weidener Associates; thence,

7. North 84 degrees 26' 02" West, along said northerly line, 23.14 feet to a point; thence,

8. North 2 degrees 29' 37" East, departing said northerly line, 19.61 feet to a point; thence,

9. Along a nontangent curve to the right, having a chord bearing of North 60 degrees 10' 57" East, a chord length of 101.61 feet, a radius of 72.74 feet, an arc length of 112.49 feet, to a point; thence,

10. South 81 degrees 04' 02" East, along the northerly line of said proposed access easement, 286.32 feet to a point; thence,

11. Along a nontangent curve to the left having a chord bearing of North 80 degrees 18' 53" East, a chord length of 34.50 feet, a radius of 33.71 feet, an arc length of 36.22 feet to a point; thence,

12. North 45 degrees 31' 12" East, 35.38 feet to a point in the southerly line of Central Railroad of New Jersey, Constable Hook Branch; thence,

13. South 84 degrees 21' 19" East, along the said southerly line of Central Railroad of New Jersey, Constable Hook Branch, 16.78 feet to the point and place of BEGINNING.

December 1988

                                   EXHIBIT B

                 DESCRIPTION OF A PROPOSED 20 FOOT WIDE ACCESS
                                    EASEMENT
                                THROUGH LANDS OF
                               BAYONNE INDUSTRIES
                   CITY OF BAYONNE, HUDSON COUNTY, NEW JERSEY


BEGINNING at a point in the southerly right-of-way line of Central Railroad of New Jersey, Constable Hook Branch, where the same is intersected by the westerly line of a proposed 20 foot wide access easement, said point of beginning being the following courses and distances from where the southerly right-of-way line of Hook Road is intersected by the easterly line of lands now or formerly Kenrich Petrochemicals, Inc. and from said point running; thence.

A. South 7 degrees 19' 21.8" West, along said easterly line of lands now or formerly Kenrich Petrochemicals, Inc. distant 184.69 feet to a point; thence,

B.    South 34 degrees 49' 18" East, distant 161.13 feet to a point; thence,

C.    South 3 degrees 17' 01" East, distant 223.38 feet to a point; thence,

D.    South 4 degrees 36' 12" East, distant 305.31 feet to a point; thence,

E.    South 12 degrees 36' 58" East, distant 233.53 feet to a point; thence,

F. South 6 degrees 27' 25" East, distant 180.10 feet to a point and the place of BEGINNING and running; thence,

1. South 84 degrees 21' 19" East, along said southerly line of the Central Railroad of New Jersey, Constable Hook Branch, distant 20.46 feet to a point; thence,

2. South 6 degrees 27' 25" East, along the easterly line of the proposed easement, distant 40.99 feet to a bend point; thence,

3.    South 51 degrees 15' 32" East, distant 167.90 feet to a point; thence,

4. South 88 degrees 43' 55" East, along the northerly line of said access easement, distant 240.55 feet to a point; thence,

5. SOUTH 62 degrees 22' 50" East, continuing along the same, distant 128.36 feet to a point; thence,


                                   EXHIBIT B

6. South 5 degrees 41' 10" West, along the easterly line of said access easement, distant 570.09 feet to a point; thence,

7. South 28 degrees 32' 04" East, still along said easterly line of the proposed access easement, distant 524.82 feet to a point; thence,

8. South 66 degrees 07' 15" West, distant 29.69 feet to a point in the easterly side of a proposed boiler building easement; thence,

9. North 23 degrees 15' 59" West, along said easterly line of said boiler house lease, distant 20.00 feet to a point; thence,

10. North 66 degrees 07' 15" East, 20 foot offset and parallel with course 8 above, distant 7.78 feet to a point; thence,

11. North 28 degrees 32' 04" West, along the westerly line of proposed access easement, 20 foot distant and at right angles from course number 7, distant
     486.75 feet to a point; thence,

12. South 72 degrees 49' 49" West, along the southerly line of proposed access easement, distant 195.77 feet to a point; thence,

13. North 22 degrees 10' 53" West, continuing along said access easement, distant 266.51 feet to a point; thence,

14. North 82 degrees 57' 54" West, along the southerly line of said access easement, parallel with and 20 foot distant from course number 5, distant
     22.74 feet to a point; thence,

15. North 4 degrees 47' 49" East, along the westerly line of a proposed 20 foot wide access easement, distant 283.92 feet to a point; thence,

16. North 4 degrees 22' 54" West, continuing the same, distant 155.20 feet to a point in the southwesterly line of said access easement; thence,

17. North 51 degrees 15' 32" West, along the same distant 167.47 feet to a point; thence,

18. North 6 degrees 27' 25" West, still along the westerly line of the proposed access easement, distant 53.52 feet to a point in the southerly boundary of the Central Railroad of New Jersey, Constable Hook Branch; said point being the above described point or place of BEGINNING.

                                   EXHIBIT B

Excluding there from the following parcel which is totally surrounded by said access easements as shown on the previously described map beginning at a point in a northerly line of a 20 foot wide access easement where the same is intersected by the easterly line of 20 foot wide access easement and running; thence,

1. North 4 degrees 47' 49" East, parallel with and distant 20 feet from course number 23 previously described, distant 266.29 feet to a point; thence,

2. North 4 degrees 22' 54" West, still along the same and parallel with course number 24 previously described, distant 145.38 feet to a point; thence,

3. South 88 degrees 43' 55" East, parallel with and distant 20 foot from course number 4 previously described, distant 233.89 feet to a point; thence,

4. South 62 degrees 22' 50" East, parallel with and 20 foot distant from course number 5 above, distant 110.17 feet to a point; thence,

5. South 5 degrees 41' 10" West, continuing along the same being 20 foot distant from and parallel with course number 6 previously described, distant 545.11 feet; thence,

6. South 72 degrees 49' 49" West, parallel with and 20 foot distant from course number 12 previously described, distant 183.54 feet to a point; thence,

7. North 22 degrees 10' 53" West, 20 foot distant from and parallel with course number 13 previously described, distant 259.92 feet to a point; thence,

8. North 82 degrees 57' 54" West, parallel with and distant 20 feet at right angles to course number 14 previously described, distant 15.23 feet to the above described point or place of BEGINNING.

Revised December 1988

                                   EXHIBIT B

BEGINNING at a point in the most southwesterly corner of the here described parcel, said point being 741.86 feet as measured at right angles from the bulkhead line located along the Kill van Kull and from said point running; thence,

(1) North 23 degrees 15 minutes 59 seconds West, along the most westerly line of the herein described tract, distant 155.81 feet to a point; thence,

(2) North 66 degrees 41 minutes 01 seconds East, along the northerly line of said parcel, distant 98.30 feet to a point, said point being distant 456.52 feet as measured at right angles from the easterly line of the overall tract; thence,

(3) South 23 degrees 15 minutes 59 seconds East, along said easterly line of the herein described parcel, distant 155.81 feet to a point; thence,

(4) South 66 degrees 44 minutes 01 seconds West, along the southerly line of the herein described parcel, distant 98.30 feet to the above described point or place of BEGINNING.

   THE above description is for a parcel of land 155.81 x 98.30 feet in which is contained a boiler house building. Specifically excluded from said lease are portions of the first and second floor which are to remain in the control of the leasor.

                                   EXHIBIT B